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                                                                    EXHIBIT 99.2


                               FIRST AMENDMENT TO
                            VERSO TECHNOLOGIES, INC.
                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT


         THIS FIRST AMENDMENT (the "AMENDMENT") to the Verso Technologies, Inc. Series B Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT;" capitalized terms used but not defined herein shall have the meanings ascribed to them therein), dated as of May 4, 2001, by and between VERSO TECHNOLOGIES, INC., a Minnesota corporation (the "COMPANY"), and TELEMATE.NET SOFTWARE, INC., a Georgia corporation (the "PURCHASER"), is made as of the 1st day of June, 2001 by and between the Company and the Purchaser (collectively, the "PARTIES").

                                  WITNESSETH:

         WHEREAS, the Parties have entered into the Purchase Agreement which provides, upon the terms and conditions set forth therein, for the Company to sell to the Purchaser, and the Purchaser to purchase from the Company, the Stock; and

         WHEREAS, the Parties have agreed to amend certain of the terms of the Purchase Agreement as provided herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein, the Parties hereto do hereby agree as follows:

         SECTION 1. AMENDMENTS TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended as follows:

         (A) AMENDMENT TO RECITAL. The Recital to the Purchase Agreement is hereby amended by changing the phrase "TEN MILLION DOLLARS ($10,000,000.00)" set forth therein to "FIFTEEN MILLION DOLLARS ($15,000,000.00)."

         (B) AMENDMENT TO SECTION 1.1. The last sentence of Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following sentence:

                           "Prior to the Closing (as defined below), the Company
                  will have adopted and filed with the Secretary of State of Minnesota the Statement of Rights, in substantially the form attached hereto as Exhibit A, establishing, among other things, the Series B Preferred Stock."

         (C) AMENDMENT TO EXHIBIT A. Exhibit A to the Purchase Agreement is hereby amended and restated in its entirety in the form attached hereto as "Exhibit A" and incorporated herein by this reference.

         (D) AMENDMENT TO SECTION 1.2. Section 1.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following section:
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                           "1.2     CLOSING; DELIVERIES.

                           The closing of the purchase and sale of the Series B
                  Preferred Stock (the "Closing") shall take place at the offices of the Company on the date that the Company closes the transactions contemplated by the definitive stock purchase agreement to be executed by the Company relating to the acquisition of the entity, the identity of which is set forth in the Schedule of Exceptions (the "Subsidiary Purchase Agreement"), or at such other time and place as the Company and the Purchaser mutually agree upon orally or in writing (the "Closing Date"). At the Closing, the Purchaser shall purchase and the Company shall sell an aggregate of Fifteen Million Dollars (U.S.$15,000,000) of the Stock. Also at the Closing or soon as practicable thereafter, the Company shall deliver to the Purchaser countersigned pages to the Registration Rights Agreement and a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by wire transfer to the Company's designated bank account."

         (E) AMENDMENT TO SECTIONS 4.3, 4.8, 4.12, 5.3 AND 8.1. Sections 4.3, 4.8, 4.12, 5.3 and 8.1 of the Purchase Agreement are hereby amended by deleting the words "Initial Closing" and "Subsequent Closing" each time such words appear in such Sections and replacing such words with the word "Closing."

         (F) AMENDMENT TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended by deleting the words "each Closing" in the first sentence of Section 4 and Section 5 thereof and replacing such words with the words "the Closing."

         (G) AMENDMENT TO SECTION 4.13. Section 4.13 of the Purchase Agreement is deleted in its entirety and replaced with the following section:

                           "4.13    SUBSIDIARY PURCHASE TRANSACTION.

                           The Company and the other parties to the Subsidiary
                  Purchase Agreement shall consummate the acquisition contemplated by the Subsidiary Purchase Agreement on the same day as the Closing Date and immediately following the Closing."

         (H) AMENDMENT TO SECTION 6.2. Section 6.2 of the Purchase Agreement is deleted in its entirety and replaced with the following section:

                           "6.2     SECURITY FOR MANDATORY REDEMPTION
                                    OBLIGATIONS.

                           As security for the Company's obligations under
                   Section (C)(3)(c) of the Statement of Rights, at the closing of the acquisition contemplated by the Subsidiary Purchase Agreement, (a) the Company shall execute and deliver to Purchaser a Security Agreement substantially in the form of the Security Agreement attached hereto as Exhibit C and incorporated herein by this


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                  reference, and (b) the Company and Purchaser, among others, will execute and deliver a Subordination Agreement substantially in the form of the Subordination Agreement attached hereto as Exhibit D and incorporated herein by this reference."

         (I) AMENDMENT TO EXHIBITS TO PURCHASE AGREEMENT. The Purchase Agreement is amended by adding as Exhibit C and Exhibit D thereto the forms of agreements attached to this Amendment as Exhibit C and Exhibit D, respectively.

         (J) AMENDMENT TO SECTION 7. Section 7 of the Purchase Agreement is amended by deleting the dollar figure "$10,000,000" and replacing it with the dollar figure "$15,000,000."

         SECTION 2. REPRESENTATIONS AND WARRANTIES.

         (A) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser that: (a) the Company has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Purchase Agreement, as amended; (b) the execution and delivery of this Amendment by the Company and the consummation by the Company of the transactions contemplated by the Purchase Agreement, as amended hereby, have been duly and validly authorized by all necessary corporate action; and
                  (c) this Amendment has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchaser, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (B) REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company that: (a) the Purchaser has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Purchase Agreement, as amended; (b) the execution and delivery of this Amendment by the Purchaser and the consummation by the Purchaser of the transactions contemplated by the Purchase Agreement, as amended hereby, have been duly and validly authorized by all necessary corporate action; and (c) this Amendment has been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         SECTION 3. EFFECT ON PURCHASE AGREEMENT. Except as otherwise specifically provided herein, the Purchase Agreement shall not be amended but shall remain in full force and effect.

         SECTION 4. HEADINGS. The Section headings contained herein are for reference purposes only and will not affect in any way the meaning or interpretation hereof.


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         SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES ).

         SECTION 6. COUNTERPARTS. This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Executed counterparts may be delivered via facsimile transmission.

         SECTION 7. ENTIRE AGREEMENT. This Amendment (together with the Purchase Agreement and the exhibits thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

                             [Signatures Next Page]


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         IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, all as of the day and year above written.

                                VERSO TECHNOLOGIES, INC.



                                By: /s/ Juliet M. Reising
                                   -------------------------------------------
                                   Its: Vice President
                                       ---------------------------------------

                                TELEMATE.NET SOFTWARE, INC.



                                By: /s/ Richard L. Mauro
                                   -------------------------------------------
                                   Its: Chief Executive Officer
                                       ---------------------------------------


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